UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2004

ACTIVCARD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	450485038

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6623 Dumbarton Circle, Fremont, California		94555

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(510) 574-0100

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On June 1, 2004, ActivCard Corp. issued a press release announcing its appointment of Ben C. Barnes as its Chief Executive Officer, commencing May 31, 2004. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 7.	Financial Statement and Exhibits

(c) Exhibits:

99.1    Press release, dated June 1, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2004

ACTIVCARD CORP.

By:	/s/ Blair Geddes

Blair Geddes Chief Financial Officer

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